                                                                  EXHIBIT 99.10

                          UNITED ROAD SERVICES, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                             BASIS OF PRESENTATION


  The June 30, 1998 unaudited pro forma combined financial statements give effect to the acquisitions by United Road Services, Inc. of E&R Towing & Garage, Inc. and subsidiaries ("E&R") and Environmental Auto Removal, Inc. ("EAR"), which were consummated on August 21, 1998. Both of these acquisitions were accounted for using the purchase method of accounting. The unaudited pro forma combined balance sheet gives effect to the acquisitions of E&R and EAR as if they had occurred on June 30, 1998. The unaudited pro forma combined statements of operations give effect to the acquisitions of E&R and EAR as if they had occurred on January 1, 1997.

  The unaudited pro forma combined statements of operations also give effect to the acquisitions by United Road Services, Inc. of Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc., Falcon Towing and Auto Delivery, Inc., Smith-Christensen Enterprises, Inc. and subsidiary, Caron Auto Works, Inc. and Caron Auto Brokers, Inc., Absolute Towing and Transporting, Inc., ASC Transportation Services and subsidiary and Silver State Towing & Recovery, Inc. (collectively, the "Founding Companies"), which were consummated simultaneously with the initial public offering completed on May 6, 1998, as if such acquisitions had occurred on January 1, 1997. All of these acquisitions were accounted for using the purchase method of accounting.

  The unaudited pro forma combined financial statements also give effect to the acquisitions by United Road Services, Inc. of Neil's Used Truck and Car Sales, Incorporated ("Neil's") which occurred on July 14, 1998, 5-L Corporation and ADP Transport, Inc. ("5-L/ADP") which occurred on June 12, 1998, Car Transporters Corporation ("CTC") which occurred on July 9, 1998, Schroeder Auto Carriers, Inc. ("Schroeder") which occurred on July 1, 1998, Keystone Towing, Inc. ("Keystone") which occurred on August 7, 1998, Fast Towing, Inc. ("Fast") which occurred on June 30, 1998 and Alert Auto Transport ("Alert") which occurred on July 2, 1998 (collectively, the "Selected Acquired Companies"). The unaudited pro forma combined balance sheet gives effect to the acquisitions of the Selected Acquired Companies (except for 5-L/ADP and Fast, which actually occurred prior to June 30, 1998) as if such acquisitions had occurred on June 30, 1998. The unaudited pro forma combined statement of operations give effect to the acquisitions of all of the Selected Acquired Companies as if such acquisitions had occurred on January 1, 1997. All of the acquisitions of the Selected Acquired Companies were accounted for using the purchase method of accounting.

  To the extent the former owners of E&R, EAR, the Founding Companies and the Selected Acquired Companies have agreed to reductions in salary, bonuses and benefits, these reductions have been reflected in the unaudited pro forma combined statements of operations. The pro forma adjustments are based on estimates, available information and certain assumptions, and may be revised as additional information becomes available. The pro forma financial information does not purport to represent what United Road Services, Inc.'s financial position or results of operations would actually have been had such transactions occurred on these dates and are not necessarily representative of United Road Services, Inc.'s financial position or results of operations for any future period. Since United Road Services, Inc. E&R, EAR, the Founding Companies and the Selected Acquired Companies were not under common control or management during the periods presented, historical combined results may not be comparable to, or indicative of, future performance. The accompanying unaudited pro forma financial statements do not give effect to any other acquisitions completed by United Road Services, Inc. since its initial public offering. See note 1 to the notes to unaudited pro forma combined financial statements.

  The unaudited pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this report.

                           UNITED ROAD SERVICES, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 JUNE 30, 1998

                                 (IN THOUSANDS)

                       UNITED
                        ROAD
                      SERVICES,              PRO FORMA    PRO FORMA                                           PRO FORMA
                        INC.     E&R   EAR  ADJUSTMENTS   COMBINED  NEIL'S  CTC    SCHROEDER KEYSTONE ALERT ADJUSTMENTS(C)
                      --------- ----- ----- -----------   --------- ------ ------  --------- -------- ----- --------------
       ASSETS
Cash and cash
equivalents.........  $ 40,931  1,084 1,143   (22,813)(a)   20,345    356     --       108      100     34     (14,146)(d)
Accounts
receivable..........     4,871    441 1,250       --         6,562    946     898      808      152    165         --
 Less: allowance....       --     --    --        --           --      13       6       63      --       7         --
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
Accounts receivable,
net.................     4,871    441 1,250       --         6,562    933     892      745      152    158         --
Accounts receivable
from related parties
and employees.......       --     446   --       (446)(b)      --      15     --         8        4    --          --
Inventory...........       --     --     79       --            79    191     --       --        61      1         --
Notes receivables...       --      46   --        --            46    --      --       --        87    --          --
Prepaid and other
current assets......     2,721    186     2      (108)(b)    2,801     30      66       39       82      3         --
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
 Total Current
 Assets.............    48,523  2,203 2,474   (23,367)      29,833  1,525     958      900      486    196     (14,146)
Property and
equipment, net......    18,648  1,795   922       318 (a)   21,683  1,654   2,493    1,166    1,044    520          92
Accounts
receivable--related
parties--non-
current.............       --     --    805       --           805    --      --       --       --      17         --
Other non-current
assets, net.........       915     31   --        --           946    --      525      --        85    --          --
Goodwill............    65,650    --    --     21,891 (a)   87,541    --      --       --       --     --       23,605
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
  Total Assets......  $133,736  4,029 4,201    (1,158)     140,808  3,179   3,976    2,066    1,615    733       9,551
                      ========  ===== =====   =======      =======  =====  ======    =====    =====    ===     =======
  LIABILITIES AND
STOCKHOLDERS' EQUITY
Current installment
of notes payable....  $    922    469   212       --         1,603    133   4,918      --       337     18         --
Current installment
of lease
obligations.........     1,247    --    --        --         1,247    164     322       94      --     --          --
Borrowings under
line of credit......       --     --    --        --           --     --      594      --        97    --          --
Payable to related
parties--current....       798    --    622      (554)(b)      866    --      --       180      --     --          --
Accounts payable....     4,582    111 1,765       --         6,458     85   1,776      158      216     75         --
Income taxes
payable.............       292    130   --        --           422    --      --       --       --     --          --
Payable to
stockholders........       --     --    --        --           --     --      --       --        33    --          --
Other accrued
liabilities.........     2,045    137    48       --         2,230    480     674       56      429     20         --
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
  Total Current
  Liabilities.......     9,886    847 2,647      (554)      12,826    862   8,284      488    1,112    113         --
Notes payable,
excluding current
installments........       --     323    39       --           362    661     --       --       349    --          --
Capital lease
obligations,
excluding current
installments........     1,156    --    --        --         1,156    176     --       341      --     --          --
Payable to related
party...............       --     --    208       --           208    --      --       --       --     --          --
Other Liability.....       --      17   --        --            17    --      --       --       --     --          --
Deferred income
taxes...............       811    231   --        127 (a)    1,169    --      --       --       --      79          37
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
  Total
  Liabilities.......    11,853  1,418 2,894      (427)      15,738  1,699   8,284      829    1,461    192          37
Stockholders'
Equity:
 Common stock.......        13      1     1        (2)(a)       13      1      10       35       20      1         (66)
 Additional paid-in
 capital............   121,819    159   --      3,028 (a)  125,006    --      --       --       --     --        8,767
 Retained earnings
 (accumulated
 deficit)...........        51  2,451 1,306    (3,757)(a)       51  1,479  (4,318)   1,202      134    540         813(d)
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
    Total
    Stockholders'
    Equity
    (deficit).......   121,883  2,611 1,307      (731)     125,070  1,480  (4,308)   1,237      154    541       9,514
                      --------  ----- -----   -------      -------  -----  ------    -----    -----    ---     -------
 Total Liabilities
and Stockholders'
Equity..............  $133,736  4,029 4,201    (1,158)     140,808  3,179   3,976    2,066    1,615    733       9,551
                      ========  ===== =====   =======      =======  =====  ======    =====    =====    ===     =======
                       PRO FORMA
                       COMBINED
                      AS ADJUSTED
                      -----------
       ASSETS
Cash and cash
equivalents.........      6,797
Accounts
receivable..........      9,531
 Less: allowance....         89
                      -----------
Accounts receivable,
net.................      9,442
Accounts receivable
from related parties
and employees.......         27
Inventory...........        332
Notes receivables...        133
Prepaid and other
current assets......      3,021
                      -----------
 Total Current
 Assets.............     19,752
Property and
equipment, net......     28,652
Accounts
receivable--related
parties--non-
current.............        822
Other non-current
assets, net.........      1,556
Goodwill............    111,146
                      -----------
  Total Assets......    161,928
                      ===========
  LIABILITIES AND
STOCKHOLDERS' EQUITY
Current installment
of notes payable....      7,009
Current installment
of lease
obligations.........      1,827
Borrowings under
line of credit......        691
Payable to related
parties--current....      1,046
Accounts payable....      8,768
Income taxes
payable.............        422
Payable to
stockholders........         33
Other accrued
liabilities.........      3,889
                      -----------
  Total Current
  Liabilities.......     23,685
Notes payable,
excluding current
installments........      1,372
Capital lease
obligations,
excluding current
installments........      1,673
Payable to related
party...............        208
Other Liability.....         17
Deferred income
taxes...............      1,285
                      -----------
  Total
  Liabilities.......     28,240
Stockholders'
Equity:
 Common stock.......         14
 Additional paid-in
 capital............    133,773
 Retained earnings
 (accumulated
 deficit)...........        (99)
                      -----------
    Total
    Stockholders'
    Equity
    (deficit).......    133,688
                      -----------
 Total Liabilities
and Stockholders'
Equity..............    161,928
                      ===========


    The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                          UNITED ROAD SERVICES, INC.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                TOTAL
                    UNITED     FOUNDING
                     ROAD    COMPANIES(1)                                  PRO
                   SERVICES,   1/1/98 -                  PRO FORMA        FORMA
                     INC.       5/5/98     E&R    EAR   ADJUSTMENTS      COMBINED  NEIL'S  5-L/ADP  CTC   SCHROEDER KEYSTONE
                   --------- ------------ -----  -----  -----------      --------  ------  ------- -----  --------- --------
Net revenue......   $8,468      19,035    2,929  8,539    (1,400)(f)      37,571   5,891    5,069  4,500    3,169    1,998
Cost of revenue..    5,458      13,851    1,645  6,022    (1,821)(b)(f)   25,155   4,813    4,289  3,862    2,537    1,329
                    ------      ------    -----  -----    ------         -------   -----    -----  -----    -----    -----
 Gross profit....    3,010       5,184    1,284  2,517       421          12,416   1,078      780    638      632      669
Selling general
and
administrative
expenses.........    2,667       3,525      662  1,740    (1,401)(a)       7,193     375      335    623      396      652
Goodwill
amortization.....      189         --       --     --        657 (c)         846     --       --     --       --       --
                    ------      ------    -----  -----    ------         -------   -----    -----  -----    -----    -----
Income (loss)
from operations..      154       1,659      622    777     1,165           4,377     703      445     15      236       17
Other income
(expense):
 Interest
 expense.........     (114)       (451)     (25)    (7)       55 (d)        (542)    (47)     --    (299)     (18)     (26)
 Interest
 income..........      477          19       43     52       --              591     --       --     --       --       --
 Gain (loss) on
 sale of assets..      --          (24)      19     13       --                8     --       --     --       --       --
 Other...........      --         (232)       1      1       --             (230)    --        23    (54)       1       94
                    ------      ------    -----  -----    ------         -------   -----    -----  -----    -----    -----
Income (loss)
before income
taxes............      517         971      660    836     1,220           4,204     656      468   (338)     219       85
Income tax
expense (benefit)
 .................      292         437      240     16       934 (e)       1,919     --       --     --       --       --
                    ------      ------    -----  -----    ------         -------   -----    -----  -----    -----    -----
Net income (loss)
 .................   $  225         534      420    820       286           2,285     656      468   (338)     219       85
                    ======      ======    =====  =====    ======         =======   =====    =====  =====    =====    =====
Basic earnings
per share (g)....      --          --       --     --        --          $  0.29     --       --     --       --       --
                                                                         =======
Diluted earnings
per share (g)....      --          --       --     --        --          $  0.28     --       --     --       --       --
                                                                         =======
                                                 PRO FORMA
                                   PRO FORMA     COMBINED
                    FAST   ALERT  ADJUSTMENTS   AS ADJUSTED
                   ------- ------ ------------- -----------
Net revenue......   1,851  1,472       --          61,521
Cost of revenue..     915  1,375      (669)(i)     43,606
                   ------- ------ ------------- -----------
 Gross profit....     936     97      669          17,915
Selling general
and
administrative
expenses.........   1,123    148    (1,273)(h)      9,572
Goodwill
amortization.....     --     --        648 (j)      1,494
                   ------- ------ ------------- -----------
Income (loss)
from operations..    (187)   (51)    1,294          6,849
Other income
(expense):
 Interest
 expense.........     --      (1)      --            (933)
 Interest
 income..........       1    --        --             592
 Gain (loss) on
 sale of assets..    (140)    21       --            (111)
 Other...........     --     --        --            (166)
                   ------- ------ ------------- -----------
Income (loss)
before income
taxes............    (326)   (31)    1,294          6,231
Income tax
expense (benefit)
 .................      29    (11)      999 (k)      2,936
                   ------- ------ ------------- -----------
Net income (loss)
 .................    (355)   (20)      295          3,295
                   ======= ====== ============= ===========
Basic earnings
per share (g)....     --     --        --         $  0.37
                                                ===========
Diluted earnings
per share (g)....     --     --        --         $  0.37
                                                ===========

   The accompanying notes are an integral part of these unaudited pro forma combined financial statements

                          UNITED ROAD SERVICES, INC.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1997

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                    UNITED
                     ROAD       TOTAL
                   SERVICES,   FOUNDING                   PRO FORMA       PRO FORMA         5-L/
                     INC.    COMPANIES(1)  E&R    EAR    ADJUSTMENTS      COMBINED  NEIL'S   ADP    CTC   SCHROEDER KEYSTONE
                   --------- ------------ -----  ------  -----------      --------- ------  -----  -----  --------- --------
Net revenue......    $ --       42,599    8,528  14,104    (2,800)(f)      62,431   9,553   9,852  6,676    5,799    3,943
Cost of revenue..      --       31,258    5,193  10,889    (3,735)(b)(f)   43,605   8,246   8,390  5,708    4,568    2,607
                     -----      ------    -----  ------    ------          ------   -----   -----  -----    -----    -----
 Gross profit....      --       11,341    3,335   3,215       935          18,826   1,307   1,462    968    1,231    1,336
Selling general
and administra-
tive expenses....      174       8,070    2,851   2,671    (3,408)(a)      10,358     790     927    830      889    1,140
Goodwill amorti-
zation...........      --          --       --      --      1,706 (c)       1,706     --      --     --       --       --
                     -----      ------    -----  ------    ------          ------   -----   -----  -----    -----    -----
Income (loss)
from operations..     (174)      3,271      484     544     2,637           6,762     517     535    138      342      196
Other income (ex-
pense):
 Interest ex-
  pense..........      --         (835)    (114)    (27)      156 (d)        (820)    (71)    (10)  (738)     (31)     (71)
 Interest in-
  come...........      --           48       48      41       --              137     --      --     --       --         2
 Gain on sale of
  assets.........      --          207       63      12       --              282     --      --      22        9       36
 Other...........      --          201      --       (6)      --              195     --       11   (200)       4       76
                     -----      ------    -----  ------    ------          ------   -----   -----  -----    -----    -----
Income (loss)
before income
taxes............     (174)      2,892      481     564     2,793           6,556     446     536   (778)     324      239
Income tax ex-
pense............      --          826      188      10     2,116 (e)       3,140     --      --     --       --       --
                     -----      ------    -----  ------    ------          ------   -----   -----  -----    -----    -----
Net income
(loss)...........    $(174)      2,066      293     554       677           3,416     446     536   (778)     324      239
                     =====      ======    =====  ======    ======          ======   =====   =====  =====    =====    =====
Basic earnings
per share(g).....      --          --       --      --        --            $0.43     --      --     --       --       --
                                                                           ======
Diluted earnings
per share(g).....      --          --       --      --        --            $0.42     --      --     --       --       --
                                                                           ======
                                                PRO FORMA
                                  PRO FORMA     COMBINED
                   FAST   ALERT  ADJUSTMENTS   AS ADJUSTED
                   ------ ------ ------------- -----------
Net revenue......  3,355  2,958       --         104,567
Cost of revenue..  1,776  2,418    (1,132)(i)     76,186
                   ------ ------ ------------- -----------
 Gross profit....  1,579    540     1,132         28,381
Selling general
and administra-
tive expenses....  1,432    301    (2,157)(h)     14,510
Goodwill amorti-
zation...........    --     --      1,015 (j)      2,721
                   ------ ------ ------------- -----------
Income (loss)
from operations..    147    239     2,274         11,150
Other income (ex-
pense):
 Interest ex-
  pense..........     (7)    (9)      --          (1,757)
 Interest in-
  come...........    --     --        --             139
 Gain on sale of
  assets.........     (9)    24       --             364
 Other...........    --     --        --              86
                   ------ ------ ------------- -----------
Income (loss)
before income
taxes............    131    254     2,274          9,982
Income tax ex-
pense............     47     89     1,551 (k)      4,827
                   ------ ------ ------------- -----------
Net income
(loss)...........     84    165       723          5,155
                   ====== ====== ============= ===========
Basic earnings
per share(g).....    --     --        --           $0.58
                                               ===========
Diluted earnings
per share(g).....    --     --        --           $0.58
                                               ===========


   The accompanying notes are an integral part of these unaudited pro forma combined financial statements

                          UNITED ROAD SERVICES, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. GENERAL:

  United Road Services, Inc. was founded in July 1997 to become a leading national provider of motor vehicle and equipment towing and transport services. United Road Services, Inc. acquired the Founding Companies simultaneously with its initial public offering completed on May 6, 1998, and E&R and EAR on August 21, 1998. United Road Services, Inc. also acquired Neil's on July 14, 1998, 5-L/ADP on June 12, 1998, CTC on July 9, 1998, Schroeder on July 1, 1998, Keystone on August 7, 1998, Fast on June 30, 1998 and Alert on July 2, 1998. The accompanying unaudited pro forma financial statements give effect to all of these acquisitions.

  Between May 6, 1998 and October 8, 1998, United Road Services, Inc. has also acquired 18 other motor vehicle and equipment towing, recovery and transport service businesses for an aggregate of $19.4 million in cash and 675,977 shares of Common Stock. The unaudited pro forma financial information does not give any effect to these additional acquisitions.

2. ACQUISITIONS

  The following table sets forth the consideration paid in cash and in shares of Common Stock to the stockholders of E&R, EAR and the Selected Acquired Companies.

                                                                    SHARES OF
                                                         CASH     COMMON STOCK
                                                       (DOLLARS IN THOUSANDS)
   E&R................................................ $   13,250           --
   EAR................................................      9,563       173,498
   Neil's.............................................      6,000           --
   5-L/ADP............................................      2,533       212,023
   CTC................................................      1,350           --
   Schroeder..........................................        969       125,000
   Keystone...........................................      4,531       377,624
   Fast...............................................      5,255           --
   Alert..............................................      1,146       144,785
                                                       ----------  ------------
     Total............................................ $   44,597     1,032,930
                                                       ==========  ============

3. UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS:

  (a) Reflects the acquisitions of E&R and EAR by United Road Services, Inc. for a purchase price of $26.0 million consisting of $22.8 million in cash and 173,498 shares of Common Stock valued at $3.2 million. The purchase price less the net assets acquired, including an adjustment for property and equipment to reflect fair market value, including the resulting tax effect, results in goodwill of $21.9 million. Based upon management's preliminary analysis, it is anticipated that the historical value of the assets and liabilities of the acquired companies, with the exception of the adjustments made for property and equipment, will approximate fair value. Management has not identified any other material tangible or intangible assets to which a portion of the purchase price could be reasonably allocated.

  (b) Reflects the elimination of the receivables and payable between E&R and EAR at June 30, 1998.

                          UNITED ROAD SERVICES, INC.

  (c) Reflects the acquisitions of Neil's, CTC, Schroeder, Keystone and Alert by United Road Services, Inc. for a purchase price of $22.8 million, consisting of $14.0 million in cash and 647,409 shares of Common Stock. The purchase price less the net assets acquired, including an adjustment for property and equipment to reflect fair market value, including the resulting tax effect, results in goodwill of $23.6 million. Based upon management's preliminary analysis, it is anticipated that the historical value of the assets and liabilities of the acquired companies, with the exception of the adjustments made for property and equipment, will approximate fair value. Management has not identified any other material tangible or intangible assets to which a portion of the purchase price could be reasonably allocated.

  (d) Reflects a $150,000 distribution to Keystone's former shareholder for taxes on S corporation earnings.



4. UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS ADJUSTMENTS:


 Six-months ended June 30, 1998 and year ended December 31, 1997

  (a) Reflects reductions in salaries, bonuses and benefits to which the former stockholders of the Founding Companies, E&R and EAR have agreed of $1.4 million and $3.4 million for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

  (b) Adjusts the depreciation of vehicles based upon adjusted carrying values utilizing lives of 10 to 15 years.

  (c) Reflects the amortization over a 40-year estimated life of goodwill to be recorded as a result of the acquisition of the Founding Companies, E&R and EAR.

  (d) Reflects the reduction in interest expense related to $1.5 million and $1.6 million of debt at June 30, 1998 and December 31, 1997, respectively, which was repaid from the net proceeds of the initial public offering.

  (e) Reflects the incremental provision for federal and state income taxes relating to the entities being combined and other statements of operations adjustments at an estimated rate of 38%.

  (f) Reflects the elimination of $1.4 million and $2.8 million of revenue and related cost of revenue between E&R and EAR for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

                          UNITED ROAD SERVICES, INC.

  (g) The number of shares used in the calculations of basic and diluted earnings per share have been derived as follows:

                                                                     PRO FORMA
                                                          PRO FORMA COMBINED AS
                                                          COMBINED   ADJUSTED
      Shares issued in connection with the formation of
       United Road
       Services, Inc. ................................... 2,604,000  2,604,000
      Shares issued in the initial public offering....... 2,594,863  2,594,863
      Shares issued in January 1998......................   218,736    218,736
      Shares issued in connection with the acquisitions
       of the Founding Companies, E&R and EAR and the
       Selected Acquired Companies....................... 2,549,239  3,408,671
                                                          ---------  ---------
      Basic shares estimated to be outstanding........... 7,966,838  8,826,270
      Incremental effect of options on shares
       outstanding.......................................   114,909    114,909
                                                          ---------  ---------
      Diluted shares estimated to be outstanding......... 8,081,747  8,941,179
                                                          =========  =========

    (h) Adjusts the depreciation of vehicles based upon adjusted carrying values utilizing lives of 10 to 15 years.

    (i) Reflects the reductions in salaries, bonuses and benefits to which the former stockholders of the Selected Acquired Companies have agreed in the amounts of $1.3 million and $2.2 million for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

    (j) Reflects the amortization over a 40-year estimated life of goodwill to be recorded as a result of the acquisitions of the Selected Acquired Companies.

    (k) Reflects the incremental provisions for federal and state income taxes relating to the entities being combined and other statements of operations adjustments at an estimated rate of 38%.

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